UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2019
Facebook, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Willow Road, Menlo Park, California 94025
(Address of principal executive offices and Zip Code)

(650) 543-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	FB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On October 30, 2019, Facebook, Inc. ("Facebook") issued a press release and will hold a conference call regarding its financial results for the quarter ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Facebook is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.
Facebook uses the investor.fb.com and newsroom.fb.com websites as well as Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 27, 2019, Susan D. Desmond-Hellmann informed Facebook that she will resign as a member of the Board of Directors of Facebook (the "Board"), effective as of October 30, 2019. Dr. Desmond-Hellmann's decision to resign was based on personal reasons and was not due to any disagreement with Facebook on any matter relating to its operations, policies or practices.
Item 8.01 Other Events.
The Board has appointed Marc L. Andreessen to replace Dr. Desmond-Hellmann as a member of the Compensation & Governance Committee of the Board (the "Compensation & Governance Committee"), effective as of October 30, 2019. Facebook's independent directors did not immediately appoint a new lead independent director of the Board but expect to name a replacement over the coming months.
In addition, on October 30, 2019, the Board amended the charter (the "Charter") of the Compensation & Governance Committee to incorporate certain nominating functions and re-named the committee as the Compensation, Nominating & Governance Committee. The Charter is available on the investor.fb.com website.
A copy of the press release regarding these matters is attached as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated October 30, 2019
99.2	Press release dated October 30, 2019
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	October 30, 2019	By:	/s/ David Kling
Name: David Kling
Title: Vice President, Deputy General Counsel and Secretary